UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

320 Post Road, Suite 230

Darien, Connecticut 06820

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 656-2400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2025

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the rolling average of the prior four quarter-end net asset values, with the fourth quarter distribution being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

1 | June 30, 2025

Sprott Focus Trust

Performance (Unaudited)

Average Total Returns
As of June 30, 2025 (%)

Fund	YTD[1]	1 Yr	3 Yr	5 Yr	10 Yr	15 Yr	20 Yr	Since Inception	Inception Date
Focus Market Total Return	5.88	8.43	6.93	13.23	8.54	9.00	7.48	9.54	11/1/1996[2]
INDEX
Russell 3000 TR Index[3]	5.75	15.30	19.08	15.96	12.96	14.46	10.53	9.81

1Not annualized; cumulative year-to-date.

2Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund. On July 1, 2023, Sprott Asset Management LP became the sponsor of the Fund and no longer serves as investment adviser, and Sprott Asset Management USA, Inc. commenced acting as investment adviser to the Fund and continues to serve as such.

3Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Total Return index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Past performance does not predict future performance and the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are bought and sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

2 | June 30, 2025

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

Dear Fellow Shareholders,
The first six months of 2025 proved turbulent yet ultimately rewarding for Sprott Focus Trust (FUND). While equity markets began the year on solid footing, an abrupt April-May drawdown sparked by tariff headlines and a spike in real interest rates tested conviction across all asset classes. FUND’s Net Asset Value (NAV) appreciated 3.67% and the shares produced a market price total return of 5.88% due to a modest reduction in the discount to NAV. This compares to a 5.75% return for the Russell 3000 Index, but with somewhat less volatility. At its worst, FUND suffered a 17% drawdown versus 21% for the benchmark index.

In our 2024 annual letter, we warned that we thought 2025 would prove to be a volatile year and that we were overdue for a correction. We also quoted J.P. Morgan’s Chief Strategist Michael Cembalest, who wrote: “Policies and statements from Trump nominees (both cabinet level and those not requiring Senate confirmation) indicate that they aim to ‘break’ something…Whatever the goals, I take them at their word: they are going to break something, I just don’t know what.” While we agreed with Cembalest, neither he, we, nor the markets expected the Trump administration to break everything. Deportations, large government layoffs, threats to cut funding to institutions, both public and private and massive tariffs have all been announced and, in some cases, implemented. All of this occurred during the administration’s first 100 days. Thus far, “Make America Great Again” (MAGA) has turned into “Sell America Down” (SAD). In our view, tariffs are potentially the most damaging of these initiatives due to their effects on the global economy. They are undeniably a tax, and large tax hikes have never been good for the economy. To paraphrase a widely shared meme we saw recently, “We’ve done this massive tariff thing three times in American history. All spaced 100 years apart because everyone who remembers the last one needs to be dead for the next to happen.” The last two major tariff regimes caused depressions, and we are skeptical that this time will be different.

Positioning and Portfolio Activity

During the first half of 2025, Sprott Focus Trust maintained its disciplined, value-oriented investment approach while navigating a complex macroeconomic environment marked by persistent inflationary pressures, commodity volatility and diverging global growth trajectories. As of June 30, 2025, the portfolio consisted of 30 equity holdings, down from 32 at year-end 2024, with net assets totaling approximately US$249 million.

FUND’s portfolio sector allocations remained relatively consistent, with Materials increasing slightly to 41.6% of assets (from 38.4%), continuing to serve as the primary driver of performance. This sector contributed over 800 basis points to portfolio returns, led by strong gains in Agnico Eagle Mines Limited, ASA Gold and Precious Metals Limited, and Alamos Gold Inc. These names benefited from a resurgence in precious metals prices amid heightened geopolitical tensions and central bank accumulation trends.

Financials also contributed positively, with Federated Hermes, Inc. and Artisan Partners Asset Management Inc. delivering stable income and capital appreciation. Conversely, the Energy and Real Estate sectors detracted from FUND’s performance in the first half, with Helmerich & Payne, Inc.,

Westlake Corporation and Kennedy-Wilson Holdings, Inc. among the top-five detractors. These underperformers were adversely impacted by weaker-than-expected earnings and sector-specific headwinds, including softening industrial demand and rising financing costs.

FUND’s cash levels were tactically reduced from 7.8% at year-end to 4.6% as of June 30, 2025, reflecting a more opportunistic deployment of capital into high-conviction ideas. The portfolio’s average market capitalization rose to $3.2 billion, and valuation metrics remained attractive with a weighted average P/E of 13.7x and weighted average P/B of 1.6x. U.S. exposure declined modestly to 65.1%, with increased allocations to international names such as Clarkson PLC and Société BIC, reflecting our global search for value.

Figure 1

Top 10 Positions as of 6/30/2025 (% of Net Assets)
Federated Hermes, Inc., Class B	4.9
Reliance, Inc.	4.9
Artisan Partners Asset Management Inc., Class A	4.8
Nucor Corporation	4.7
Major Drilling Group International Inc.	4.4
The Buckle, Inc.	4.4
Steel Dynamics, Inc.	4.4
Pason Systems Inc.	4.4
Exxon Mobil Corporation	4.3
Cal-Maine Foods, Inc.	4.2
Top 10 Total	45.3

Holdings may vary, and this list is not a recommendation to buy or sell any security.

Figure 2

Portfolio Sector Breakdown as of 6/30/2025[1] (% of Net Assets)
Materials	41.6
Financial Services	12.3
Energy	12.3
Consumer Discretionary	11.1
Real Estate	7.3
Cash & Cash Equivalents	4.6
Consumer Staples	4.2
Industrials	3.8
Technology	2.8
Total	100.0

1Sector weightings are determined using the Bloomberg Industry Classification Standard.

Whitney George

3 | June 30, 2025

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

Figure 3

Portfolio Diagnostics as of 6/30/2025
Fund Net Assets	$249 million
Number of Equity Holdings	30
Trailing Annual Turnover Rate	17.17%
Net Asset Value	$8.38
Market Price	$7.48
Average Market Capitalization[1]	$3,202 million
Weighted Average P/E Ratio[2,3]	13.71x
Weighted Average P/B Ratio[2]	1.62x
Weighted Average Yield	3.14%
Weighted Average ROIC	19.22%
Weighted Average Leverage Ratio	1.84x
Holdings ≥75% of Total Investments	19
U.S. Investments (% of Net Assets)	65.07%
Non-U.S. Investments (% of Net Assets)	34.93%

1Geometric Average. This weighted calculation uses the Fund’s portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which management believes offers a more accurate measure of average market cap than a simple mean or median.

2Harmonic Average. This weighted calculation evaluates the Fund’s portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

3The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (20.96% of holdings as of 6/30/2025).

While the portfolio saw no entirely new security additions during the first half of 2025, it did experience two complete exits. Radius Recycling, Inc. was sold following the announcement of its acquisition by Toyota Tsusho America, Inc. a U.S. subsidiary of Toyota Tsusho Corporation. Under the terms of the agreement, Radius shareholders received $30.00 per share in cash, representing a 115% premium to the company’s closing price prior to announcement. The transaction closed on July 10, 2025. Radius had long been a strategic holding due to its leadership in metal recycling and circular economy initiatives, and the acquisition by a global industrial leader like Toyota Tsusho validates the long-term value embedded in the business.

The second exit was Seabridge Gold Inc., which was sold as part of a broader consolidation within our gold exposure sleeve. While Seabridge offers long-term optionality through its large undeveloped reserves, the lack of near-term catalysts and the capital intensity of its projects made it less compelling relative to other gold holdings in the portfolio that offer stronger free cash flow and dividend support.

These exits reflect our ongoing commitment to portfolio optimization and capital discipline. The absence of new names in the first half of the year underscores our selective approach in a market where valuations in many sectors remain elevated. Instead, we focused on increasing weights in existing high-conviction holdings, such as THOR Industries, Westlake Corporation and Helmerich & Payne, where we see favorable risk-reward dynamics. Looking ahead, we remain vigilant and patient, with dry powder available to capitalize on dislocations. Our emphasis continues to be on businesses with strong balance sheets, durable cash flows and shareholder-aligned management teams.

Performance Contributors and Detractors

Figure 4 shows which positions contributed and detracted the most from FUND’s aggregate performance for the six-month period ended June 30, 2025.

Figure 4

Top Contributors to Performance Year-to-date through 6/30/2025 (%)[1]
Agnico Eagle Mines Limited	2.11
ASA Gold and Precious Metals Limited	1.25
OR Royalties Inc.	1.16
Alamos Gold Inc.	1.12
Pan American Silver Corp.	0.80

Top Detractors from Performance Year-to-date through 6/30/2025 (%)[1]
Helmerich & Payne, Inc.	-2.63
Westlake Corporation	-1.51
Kennedy-Wilson Holdings, Inc.	-1.18
Marcus & Millichap, Inc.	-0.56
FRP Holdings, Inc.	-0.47
[1]Net of dividends.

Top Contributors to Performance

The top contributor to FUND’s portfolio in the first half of 2025 was Agnico Eagle Mines Limited, delivering a total return of 53.2% and contributing 2.11% to the portfolio’s overall performance. This marks a continuation of its strong momentum, as it was also a top contributor in 2024. Agnico Eagle’s performance in H1 2025 was underpinned by robust operational execution and financial strength. In Q1 2025, the company reported record adjusted net income of $770 million and free cash flow of $594 million, driven by strong gold production of 873,794 ounces at competitive all-in sustaining costs of $1,183 per ounce. The company also made strategic progress on key development projects, including ramp development at East Gouldie and exploration at Upper Beaver and Hope Bay. With a near-zero net debt position and a positive credit outlook from Moody’s, Agnico Eagle is well-positioned for continued growth and shareholder returns in a favorable gold price environment.

ASA Gold and Precious Metals Limited delivered a total return of 56.3% and contributed 1.25% to FUND’s overall portfolio performance in the first half of 2025. The company’s focus on precious metals, particularly gold, benefited from rising commodity prices amid global macroeconomic uncertainty. Furthermore, its portfolio composition is tilted toward smaller and medium-sized companies, which tend to benefit more from increasing precious metals prices.

4 | June 30, 2025

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

OR Royalties Inc., an intermediate precious metals royalty company which holds 195 royalties, streams and precious metal offtakes, continued to be a strong contributor to FUND’s performance. In the first half of 2025, it delivered a total return of 42.7% and contributed 1.16% to overall portfolio performance. The company had strong Q1 financial results, including $54.9 million in royalty and stream revenues, $46.1 million in operating cash flow and net earnings of $25.6 million. CEO Jason Attew also highlighted sequentially improving gold equivalent ounce deliveries and several near-term catalysts, including the Cariboo project and Dalgaranga Royalty acceleration, as key drivers of growth. OR Royalties also continued to repay its revolving credit facility and in June was in a net cash position. Furthermore, a 20% dividend increase announced in Q2 2025 further signaled management’s confidence in future cash flows.

Alamos Gold Inc. was the fourth-largest contributor to FUND’s portfolio in the first half of 2025, delivering a total return of 44.3% and contributing 1.12% to performance. Alamos reported record 2024 production of 567,000 ounces, a 7% increase year-over-year, and released an updated life of mine plan for the Island Gold District, positioning it as one of Canada’s largest and lowest-cost gold operations. The Island Gold District, bolstered by the integration of the Magino mine, produced 59,200 ounces in Q1 2025 alone, a 77% year-over-year increase. Additionally, Alamos expanded its global mineral reserves by 31%, driven by high-grade additions at Island Gold and the acquisition of Magino. These strategic moves, combined with a robust gold price environment and strong free cash flow generation, have significantly enhanced investor confidence and supported the stock’s strong performance.

Pan American Silver Corp. emerged as the fifth-highest contributor to FUND’s portfolio in the first half of 2025, generating a total return of 41.6% and adding 0.80% to overall portfolio performance. The stock’s strong performance was driven by robust financial results, including record mine operating earnings and free cash flow, supported by higher precious metals prices and disciplined cost control. In addition, Pan American announced a transformative $2.1 billion acquisition of MAG Silver Corp., securing a 44% stake in the high-grade Juanicipio mine. This strategic move is expected to significantly enhance the company’s silver production profile and long-term cash flow generation. With reaffirmed 2025 guidance and a strengthened asset base, investor sentiment has remained positive, helping to propel the stock’s strong performance during the period.

Top Detractors from Performance

Helmerich & Payne, Inc., which designs, fabricates and operates high-performance drilling rigs in conventional and unconventional plays around the world, was the largest detractor to FUND’s portfolio in the first half of 2025, with a total return of -51.6% and a -2.63% contribution to portfolio performance. Despite a stable operational base, the company faced headwinds including weaker-than-expected rig utilization and pricing pressure in its North American drilling segment. According to its fiscal Q1 and Q2 2025 earnings releases, Helmerich & Payne reported a softening in upstream capital spending and delays in international contract mobilizations. Additionally, investor sentiment was dampened by uncertainty surrounding its acquisition of KCA Deutag International Limited and broader energy market volatility.

Westlake Corporation, a global manufacturer and supplier of chemicals, polymers and building products, was a notable detractor from the portfolio in the first half of 2025, contributing -1.51% to portfolio performance with a total return of -33.0%. The stock’s decline was driven by a challenging operating environment, as highlighted in its Q1 2025 earnings report. The company posted a net loss of $40 million and a significant drop in EBITDA (earnings before interest, taxes, depreciation and amortization) to $288 million, down from $546 million in Q1 2024. Key headwinds included higher North American feedstock and energy costs while experiencing lower sales volume in the Performance & Essential Materials (PEM) segment due to higher planned turnarounds and unplanned plant outages. Despite these setbacks, Westlake’s Housing & Infrastructure Products segment showed resilience with 4% sequential sales volume growth, supported by strong demand in Compounds, Siding & Trim and Roofing. Looking ahead, we are optimistic about improved operating rates following the completion of major turnarounds and, the company’s strong balance sheet and strategic positioning to navigate ongoing macroeconomic uncertainty.

Kennedy-Wilson Holdings, Inc. returned -29.8% and a negative contribution to FUND’s performance of -1.18% in the first half of 2025. Despite this, the company, a global real estate investment firm specializing in multifamily, industrial and debt investments across the U.S., U.K. and Ireland, reported operational progress in 2025. It experienced a 4.3% increase in same-property multifamily net operating income in Q1 and over $1 billion in capital deployment. The firm’s investment management platform expanded to $9.1 billion in assets, and it continued to grow its rental housing footprint, now encompassing 65,000 units. However, investor sentiment remained cautious amid a Q1 net loss of $40.8 million and reduced adjusted EBITDA compared to the prior year. The company’s strategic focus on deleveraging and asset sales, including over $400 million in expected proceeds in 2025, should support future stabilization.

Marcus & Millichap, Inc., a leading national real estate services firm specializing in commercial real estate investment sales, financing and advisory services, returned -19.1% and contributed -0.56% to the portfolio’s performance during the period. Despite reporting a 12.3% year-over-year revenue increase in Q1 2025, driven by a 17.6% rise in total sales volume and a 25.7% increase in financing fees, the company posted a net loss of $4.4 million. The underperformance was due to persistent macroeconomic headwinds, including elevated debt costs, interest rate uncertainty and a wide bid-ask spread in the commercial real estate market. While we are optimistic about long-term growth given strong fundamentals and strategic investments in talent and technology, investor sentiment remained cautious amid concerns over inflation, policy shifts and geopolitical risks.

FRP Holdings, Inc. posted a total return of -12.2% and contributed -0.47% to FUND’s overall performance. The company, which specializes in real estate development and property management with a focus on industrial and commercial assets, faced headwinds amid a challenging environment for small-cap and real estate equities. The broader macroeconomic backdrop in H1 2025—characterized by rising interest rates and investor caution toward debt-reliant sectors—negatively impacted real estate firms like FRP. Despite these pressures, FRP continued to execute on its long-term development strategy. In Q1, the company reported a 31% increase in net income and a 10% rise in pro rata net operating income, driven by higher mining royalty and lending income, and improved joint venture

5 | June 30, 2025

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

performance. However, industrial net operating income declined due to a tenant default, and multifamily growth is expected to flatten. Despite short-term headwinds, the company is focused on long-term growth through new industrial and multifamily developments, aiming to double its industrial segment over five years and add $6 million in net operating income from 810 new multifamily units. The company continues to maintain a conservative balance sheet and a pipeline of industrial projects.

Outlook

We entered the year prepared for market volatility and, looking ahead, a continuation of more volatility is almost a certainty. While equity investors have become desensitized to tariff news, we know that some tariffs will be implemented, and their inflationary effects will show up with a lag barring a severe economic downturn.

The good news is that there is not much left on the Trump agenda to further shock the markets. The court system is just starting to challenge the legality of all these orders. And in four months, we begin a new election cycle in the U.S., which will force Congress to address the consequences of the Trump agenda. While we can’t rule out the possibility of a Constitutional Crisis in this process, it is likely not something the markets have discounted yet.

The Trump administration was able to get its Big Beautiful Bill passed which is projected to add more than $3 trillion in debt over the next 10 years. Long-term government bond buyers are becoming increasingly sensitive to credit quality and foreigners are repatriating capital in response to the hostile trade negotiations. This is forcing the U.S. Department of the Treasury to finance maturing and new debt at the short end with increased velocity. And the Federal Reserve’s independence at setting short-term interest rates is clearly under attack.

We continue to believe that FUND’s portfolio is well positioned for this uncertain environment. Our hard assets exposure should protect us from the strong possibility of the U.S. dollar devaluation and corresponding inflation that will be required to reprice our national debt. Furthermore, certain portfolio companies are returning capital to us through dividends and share buybacks as we do the same for FUND shareholders. In the first six months of 2025, we paid in dividends and bought back 986,122 shares.

As always, I would like to thank our Sprott team for their support. Ryan McIntyre has proven to be an exceptional addition to the portfolio management team and Basia Dworak, who runs the rest of our lives in the Darien office and frees our time to manage FUND. Matt Haynes has left Sprott to pursue his long-time passion for investing in deep value on a global basis at his own firm, 1949 Investments. We wish him well and think his timing is great.

Finally, we are thankful for our long-term patient investors, many of them family. We are excited about our prospects. As always, we would love to hear from you so please call us with comments, questions or concerns at 203.656.2430.

Sincerely,

W. Whitney George
Senior Portfolio Manager
July 27, 2025

6 | June 30, 2025

Sprott Focus Trust

Performance Review (Unaudited)

Calendar Year Total Returns (%)

Year	Fund (NAV)	Year	Fund (NAV)
2024	1.6	2011	-10.5
2023	11.8	2010	21.8
2022	0.1	2009	54.0
2021	22.9	2008	-42.7
2020	6.8	2007	12.2
2019	32.7	2006	15.8
2018	-17.0	2005	13.7
2017	18.5	2004	29.3
2016	24.8	2003	54.3
2015	-11.1	2002	-12.5
2014	0.3	2001	10.0
2013	19.7	2000	20.9
2012	11.4	1999	8.7

Past performance does not predict future performance and the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-/mid-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance as of June 30, 2025.

7 | June 30, 2025

Sprott Focus Trust

History Since Inception (Unaudited)

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Fund.

History		Amount Reinvested	Purchase Price[1]	Shares	Nav Value[2]	Market Value[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.15		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.15		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Annual distribution total $0.69		6.782	565	38,836	33,669
2019	Annual distribution total $0.46		6.870	403	51,523	45,688
2020	Annual distribution total $0.55		6.038	603	55,033	46,996
2021	Annual distribution total $0.76		8.183	633	67,517	64,018
2022	Annual distribution total $0.54		7.965	500	67,448	63,317
2023	Annual distribution total $0.50		7.758	512	75,342	67,647
2024	Annual distribution total $0.60		7.479	678	76,363	66,863
2025	Year-to-date distribution total $0.26		7.344	324	79,254	70,742
6/30/25		$7,044		9,458

1The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

2Values are stated as of December 31 of the year indicated, after reinvestment of distributions, unless otherwise indicated.

3Includes a return of capital.

8 | June 30, 2025

Sprott Focus Trust

Distribution Reinvestment and Cash Purchase Options (Unaudited)

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), through the Internet, by telephone or in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan (the “Plan”) also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans plus a per share fee of $0.05. Per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. These charges will be deducted from amounts to be invested. Computershare will wait up to three business days after receipt of the check or electronic funds transfer to ensure it receives good funds and will then seek to purchase shares from optional cash purchases promptly on the investment date.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee plus a per share fee of $0.15 from the sale transaction. Per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. These charges will be deducted from any sale proceeds to be paid. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43006, Providence, RI 02940-3006, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.). Computershare’s website is www.computershare.com/investor.

Are there tax consequences when participating in the Distribution Reinvestment and Cash Purchase Plan?

Dividends are taxable regardless of whether you take them in cash or reinvest them in the Fund when it pays them out. You incur the tax liability in the year in which the dividends are reinvested.

9 | June 30, 2025

Sprott Focus Trust

Schedule of InvestmentsJune 30, 2025 (Unaudited)

See Notes to Financial Statements.

Security Description	Shares	Value
COMMON STOCKS (91.91%)
Consumer Discretionary (7.76%)
Automobiles (3.39%)
Thor Industries, Inc.(a)	95,000	$8,436,950
Specialty Retail (4.37%)
Buckle, Inc.	240,000	10,884,000

Total Consumer Discretionary (Cost $11,253,739)		19,320,950

Consumer Staples (4.20%)
Food Products (4.20%)
Cal-Maine Foods, Inc.	105,000	10,461,150

Total Consumer Staples (Cost $4,132,512)		10,461,150

Energy (12.33%)
Energy Equipment & Services (8.00%)
Helmerich & Payne, Inc.	500,000	7,580,000
Pason Systems, Inc.(a)	1,200,000	10,821,370
Smart Sand, Inc.	750,000	1,507,500
		19,908,870

Oil, Gas & Consumable Fuels (4.33%)
Exxon Mobil Corp.	100,000	10,780,000

Total Energy (Cost $31,310,005)		30,688,870

Financials (12.34%)
Capital Markets (12.34%)
Artisan Partners Asset Management, Inc.	270,000	11,969,100
Ashmore Group PLC	3,000,000	6,444,590
Federated Hermes, Inc.	277,500	12,298,800
		30,712,490

Total Financials (Cost $23,726,419)		30,712,490

Industrials (7.16%)
Commercial Services & Supplies (3.38%)
Societe BIC SA	135,000	8,396,432
Marine Transportation (3.78%)
Clarkson PLC	210,000	9,411,573

Total Industrials (Cost $16,058,942)		17,808,005

Security Description	Shares	Value
Information Technology (2.75%)
Electronic Equipment, Instruments & Components (1.91%)
Vishay Intertechnology, Inc.	300,000	$4,764,000

Semiconductors & Semiconductor Equipment (0.84%)
Cirrus Logic, Inc.(b)	20,000	2,085,100

Total Information Technology (Cost $6,894,556)		6,849,100

Materials (38.03%)
Chemicals (6.77%)
CF Industries Holdings, Inc.	80,000	7,360,000
Westlake Corp.	125,000	9,491,250
		16,851,250

Metals & Mining (31.26%)
Agnico Eagle Mines Ltd.	65,000	7,730,450
Alamos Gold, Inc.	240,000	6,374,400
Champion Iron Ltd.(a)	1,200,000	3,242,886
Gemfields Group Ltd.(a),(b)	9,727,532	824,192
Major Drilling Group International, Inc.(a),(b)	1,680,000	10,930,641
Nucor Corp.	90,000	11,658,600
OR Royalties, Inc.	320,000	8,227,200
Pan American Silver Corp.	200,000	5,680,000
Reliance, Inc.	39,000	12,242,100
Steel Dynamics, Inc.	85,000	10,880,850
		77,791,319

Total Materials (Cost $62,795,621)		94,642,569

Real Estate (7.34%)
Real Estate Management & Development (7.34%)
FRP Holdings, Inc.(b)	270,000	7,260,300
Kennedy-Wilson Holdings, Inc.	850,000	5,780,000
Marcus & Millichap, Inc.	170,000	5,220,700
		18,261,000

Total Real Estate (Cost $20,472,557)		18,261,000

TOTAL COMMON STOCKS (Cost $176,644,351)		228,744,134

10 | June 30, 2025

Sprott Focus Trust

Schedule of InvestmentsJune 30, 2025 (Unaudited)

See Notes to Financial Statements.

Security Description	Shares	Value
Repurchase Agreement (4.49%)
Fixed Income Clearing Corporation, 1.36% dated 06/30/25, due 07/01/25, maturity value $11,177,187 (collateralized by obligations of various U.S. Treasury Note, 4.13% due 10/31/27, valued at $11,400,489)		$11,176,765

Total Repurchase Agreements (Cost $11,176,765)		11,176,765

Securities Lending Collateral (0.62%)
State Street Navigator Securities Lending Government Money Market Portfolio(c)	1,549,444	1,549,444

Total Securities Lending Collateral (Cost $1,549,444)		1,549,444

Closed End Fund (3.55%)
ASA Gold & Precious Metals Ltd.	280,000	8,839,600

Total Closed End Funds (Cost $6,179,412)		8,839,600

TOTAL INVESTMENTS (100.57%) (Cost $195,549,972)		250,309,943
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.57%		(1,411,309)
NET ASSETS — 100.00%		$248,898,634

(a)Security (or a portion of the security) is on loan. As of June 30, 2025, the market value of securities loaned was $12,170,302. The loaned securities were secured with cash collateral of $1,549,444 and non-cash collateral with a value of $11,136,192. The non-cash collateral received consists of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and is held for the benefit of the Fund at or in an account in the name of the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(b)Non-Income producing.

(c)Represents an investment of securities purchased from cash collateral received from lending of portfolio securities.

11 | June 30, 2025

Sprott Focus Trust

Statement of Assets and LiabilitiesJune 30, 2025 (Unaudited)

See Notes to Financial Statements.

ASSETS:
Investments at value	$239,133,178
Repurchase agreements (at cost and value)	11,176,765
Foreign currencies at value	97,168
Cash	25,000
Receivable for investments sold	20,792
Receivable for dividends and interest	312,767
Receivable for securities lending income	10,391
Prepaid expenses and other assets	19,644
Total Assets	250,795,705
LIABILITIES:
Obligation to return securities lending collateral	1,549,444
Payable for investment advisory fee	204,183
Fund shares redeemed	64,903
Audit fees	28,267
Legal fees	18,218
Administration fees	13,153
Accrued expenses	18,903
Total Liabilities	1,897,071
NET ASSETS	$248,898,634

NET ASSETS CONSIST OF:
Paid-in capital	$191,950,662
Total distributable earnings	56,947,972
NET ASSETS	$248,898,634

INVESTMENTS (EXCLUDING REPURCHASE AGREEMENTS), AT COST	$184,373,207
FOREIGN CURRENCY, AT COST	$96,797

PRICING OF SHARES
Net Assets	$248,898,634
Shares of beneficial interest outstanding (150,000,000 shares authorized, par value $0.01 per share)	29,716,740
Net Asset Value per share	$8.38

12 | June 30, 2025

See Notes to Financial Statements.

Sprott Focus Trust

Statement of OperationsJune 30, 2025 (Unaudited)

INVESTMENT INCOME:
Dividends(a)	$4,472,363
Interest	100,403
Securities lending income, net of fees	49,804
Total investment income	4,622,570

EXPENSES:
Investment advisory fees (See Note 7)	1,224,641
Custody and transfer agent fees	36,871
Administrative and office facilities	26,431
Stockholders reports	28,369
Legal Fees	25,821
Audit fees	22,068
Directors’ fees	9,979
Other expenses	23,930
Total expenses	1,398,110
Compensating balance credits	(1,242)
Net expenses	1,396,868
NET INVESTMENT INCOME/(LOSS)	3,225,702

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on investments	4,527,087
Net realized gain/(loss) on foreign currency transactions	(10,507)
Net change in unrealized appreciation/(depreciation) on Investments	122,082
Net change in unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currency	4,008
Net realized and unrealized gain (loss) on investments and foreign currency	4,642,670
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,868,372

(a)Net of foreign tax withholding in the amount of $141,304.

13 | June 30, 2025

See Notes to Financial Statements.

Sprott Focus Trust

Statements of ChangesJune 30, 2025

	Six Months Ended June 30, 2025 (unaudited)	Year Ended Dec. 31, 2024
INVESTMENT OPERATIONS:
Net investment income/(loss)	$3,225,702	$5,007,829
Net realized gain/(loss) on investments and foreign currency	4,516,580	11,810,541
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	126,090	(14,847,902)
Net increase/(decrease) in net assets from investment operations	7,868,372	1,970,468

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(7,628,883)	(17,864,855)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	5,034,216	11,590,857
Shares redeemed	(7,256,710)	(10,730,596)
Net increase/(decrease) from capital share transactions	(2,222,494)	860,261
Net increase/(decrease) in net assets	(1,983,005)	(15,034,126)

NET ASSETS
Beginning of period	250,881,639	265,915,765
End of period	$248,898,634	$250,881,639

14 | June 30, 2025

Sprott Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

For a Share Outstanding Throughout the Periods Presented	Six Months Ended June 30, 2025 (unaudited)		Year Ended Dec. 31, 2024	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$8.36		$8.91	$8.49	$9.07	$8.08	$8.30

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.11		0.17	0.18	0.13	0.16	0.15
Net realized and unrealized gain/(loss) on investments and foreign currency	0.16		(0.11)	0.75	(0.16)	1.57	0.24
Total investment operations	0.27		0.06	0.93	(0.03)	1.73	0.39

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.26)		(0.18)	(0.18)	(0.10)	(0.35)	(0.33)
Net realized gain on investments and foreign currency	—		(0.42)	(0.32)	(0.44)	(0.41)	(0.22)
Total distributions to Common Stockholders	(0.26)		(0.60)	(0.50)	(0.54)	(0.76)	(0.55)

CAPITAL STOCK TRANSACTIONS:
Effect of share repurchase program	0.03		0.05	0.02	0.01	0.06	0.00 (b)
Effect of reinvestment of distributions by Common Stockholders(a)	(0.02)		(0.06)	(0.03)	(0.02)	(0.04)	(0.06)
Total capital stock transactions	0.01		(0.01)	(0.01)	(0.01)	0.02	(0.06)
NET ASSET VALUE, END OF PERIOD	$8.38		$8.36	$8.91	$8.49	$9.07	$8.08
MARKET VALUE, END OF PERIOD	$7.48		$7.32	$8.00	$7.97	$8.60	$6.90
TOTAL RETURN:(c)
Net Asset Value	3.67	%(d)	1.63%	11.84%	0.08%	22.93%	6.80%
Market Value	5.88	%(d)	(0.96)%	6.96%	(0.91)%	36.49%	2.86%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:

Investment Advisory fee expense	1.00	%(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.14	%(e)	0.13%	0.15%	0.14%	0.12%	0.18%
Expenses prior to balance credits	1.14	%(e)	1.13%	1.15%	1.14%	1.12%	1.18%
Net expenses	1.14	%(e)	1.13%	1.15%	1.14%	1.12%	1.18%
Net investment income/(loss)	2.63	%(e)	1.91%	2.16%	1.50%	1.70%	2.04%
SUPPLEMENTAL DATA:
Net assets applicable to common stockholders, end of period (‘000)	$248,899		$250,882	$265,916	$254,194	$268,688	$242,901
Portfolio Turnover Rate	9	%(d)	16%	15%	20%	22%	35%

(a)Calculated using average shares outstanding during the period.

(b)Represents less than $0.005

(c)The Net Asset Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period using net asset value. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Market Value Total Return is calculated on the same basis, except that the Fund’s market value is used on the purchase and sale dates instead of net asset value.

(d)Not annualized.

(e)Annualized.

See Notes to Financial Statements.

15 | June 30, 2025

Sprott Focus Trust

Notes to Financial Statements (Unaudited)June 30, 2025

1. ORGANIZATION

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA, Inc. assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager. After March 6, 2015, Sprott Asset Management LP was the investment adviser, and Sprott Asset Management USA, Inc. was the sub-adviser of the Fund. On July 1, 2023, Sprott Asset Management LP became the sponsor of the Fund and no longer serves as investment adviser, and Sprott Asset Management USA, Inc. (the “Adviser”) commenced acting as investment adviser to the Fund and continues to serve as such.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

At June 30, 2025, officers, employees of Sprott Inc. and its subsidiaries, Fund directors, and other affiliates owned approximately 53% of the Fund.

A. Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

B. Portfolio Valuation and Methodologies

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. All exchange traded securities are valued using the last trade or closing sale price from the primary publicly recognized exchange. If no current closing sale price is available, the mean of the closing bid and ask price is used. If no current day price quotation is available, the previous business day’s closing sale price is used. Investments in open-end mutual funds such as money market funds are valued at the closing NAV. Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of the Fund’s investment, or in the event that it is determined that valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued in accordance with the Adviser’s policies and procedures as reflecting fair value (“Fair Value Policies and Procedures”). U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Adviser of the Fund as the valuation designee for the Fund. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Fair Value Policies and Procedures as reflecting fair value. The Adviser has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments.

C. Fair Value Hierarchy

The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for fair valued investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs.

Level 3 – significant unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16 | June 30, 2025

Sprott Focus Trust

Notes to Financial Statements (Unaudited)June 30, 2025

The following is a summary of the Fund’s investments as of June 30, 2025 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$228,744,134	$—	$—	$228,744,134
Closed End Fund	8,839,600			8,839,600
Repurchase Agreement	—	11,176,765	—	11,176,765
Securities Lending Collateral	1,549,444	—	—	1,549,444
Total	$239,133,178	$11,176,765	$—	$250,309,943

There were no transfers between levels for investments held at the end of the period.

D. Investment Transactions and Related Investment Income

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

E. Expenses

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by the Adviser are allocated equitably.

F. Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned (interest accrued) on positive cash balances. The amount of credits earned on the Fund’s cash on deposit amounted to $1,242 for the six months ended June 30, 2025.

3. RISKS

A. Common Stock

The Fund invests a significant amount of assets in common stock. The value of common stock held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests.

B. Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

C. Foreign Currency

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

17 | June 30, 2025

Sprott Focus Trust

Notes to Financial Statements (Unaudited)June 30, 2025

D. Metals and Mining Industry Risk

Companies in the metals and mining industry are susceptible to fluctuations in worldwide metal prices and extraction and production costs. In addition, metals and mining companies may have significant operations in areas at risk for social and political unrest, security concerns and environmental damage. These companies may also be at risk for increased government regulation and intervention. Such risks may adversely affect the issuers to which the Fund has exposure.

E. Volatile Markets

Financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels. Changes in trade restrictions and tariffs as well as broader geopolitical developments could adversely affect portfolio companies. These companies also may be significantly affected by domestic and international economic conditions and legislative and regulatory changes. Portfolio companies may depend on public or private sector financing, which may become difficult to obtain due to government spending constraints or reduced availability of capital.

4. TAXES

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

5. DISTRIBUTIONS

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 6% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.5% of the rolling average or the distribution required by IRS regulations. Distributions are recorded on ex-dividend date and to the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year-end is distributed in the following year.

6. CAPITAL STOCK

The Fund issued 684,592 and 1,547,681 shares of Common Stock as reinvestments of distributions for the six months ended June 30, 2025 and year ended December 31, 2024, respectively.

The Board authorized a share repurchase program, under which the Fund may purchase up to 10% of its outstanding common shares on June 7, 2025 until June 30, 2026. Any such repurchase would take place at the prevailing prices in the open market or in other transactions.

The following table summarizes the Fund’s share repurchases under its share repurchase program for six-month period ended June 30, 2025 and year ended December 31, 2024, respectively:

	For six-month period ended June 30, 2025	For year ended December 31, 2024
Dollar amount repurchased	$7,256,710	$10,730,596
Shares repurchased	986,122	1,376,719
Average price per share (including commission)	7.37	7.80
Weighted average discount to NAV	11.09%	11.74%

7. INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Adviser and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued investment advisory fees totaling $1,224,641 to the Adviser for the six-month period ended June 30, 2025.

18 | June 30, 2025

Sprott Focus Trust

Notes to Financial Statements (Unaudited)June 30, 2025

8. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six months ended June 30, 2025 , the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $23,243,517 and $21,283,193, respectively.

9. LENDING OF PORTFOLIO SECURITIES

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments. Collateral for securities on loan is at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of June 30, 2025, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act registered money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

Pursuant to the current securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment expenses). Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. State Street bears all operational costs directly related to securities lending.

As of June 30, 2025, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$ 12,170,302	$ 1,549,444	$ 11,136,192	$ 12,685,636

The following table presents financial instruments, net of the related collateral received by the Portfolio as of June 30, 2025.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$ 12,170,302	$ —	$ (12,170,302)	$ —

(a)Represents market value of loaned securities at period end.

(b)The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of June 30, 2025, with a contractual maturity of overnight and continuous.

10. Other information

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).

11. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events that occurred between June 30, 2025 and the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

19 | June 30, 2025

Sprott Focus Trust

Directors and Officers (Unaudited)

All Directors and Officers may be reached c/o Sprott Asset Management USA, Inc. 320 Post Road, Suite 230, Darien, CT 06820.

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
W. Whitney George 1958	Director[1], Senior Portfolio Manager	Since 2015	Chief Executive Officer of Sprott Inc. since June 2022; President of Sprott Inc. from January 2019 to June 2022; Executive Vice President of Sprott Inc. from January 2016 to January 2019; Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since March 2021, Sprott Asset Management USA, Inc.	1	None
Michael W. Clark 1959	Director	Since 2015	Private Investor since 2023; Partner Hourglass Vineyards since 2004; President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company from 2005 to December 2022.	13	None
Peyton T. Muldoon 1969	Director	Since 2017	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm since 2011.	13	None
Leslie Barrett 1965	Director	Since 2022	Senior Software Engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.	13	None
James R. Pierce, Jr. 1956	Director	Since 2015	Chairman of Marsh Global Energy and Power, since June 2025; Adviser to Gilbane Building Company; Former Chairman of Marsh JLT Specialty Insurance Services, from September 2014 to December 2023.	13	None
Thomas W. Ulrich 1963	President, Secretary, Chief Compliance Officer	Since 2015

Managing Partner, Sprott Inc. group of companies since January 2018, General Counsel and Chief Compliance Officer of Sprott Asset Management USA, Inc. since October 2012; Former Chief Compliance Officer of Sprott Global Resource Investments Ltd. from October 2012 to December 2022.

Varinder Bhathal 1971	Treasurer	Since 2017

Chief Financial Officer of Sprott Asset Management LP since December 2018; Managing Partner, Chief Controller & Treasurer of Sprott Inc. since October 2017; Former Vice President, Finance of Sprott Inc., from December 2015 to October 2017.

1Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to several relationships including his position as Chief Executive Officer of Sprott, Inc., the parent company of Sprott Asset Management USA, Inc., the Fund’s Adviser.

The Statement of Additional Information has additional information about the Fund’s Directors and is available without charge, upon request, by calling (203) 656-2430.

20 | June 30, 2025

Sprott Focus Trust

Notes to Performance and Other Important Information (Unaudited)

The thoughts expressed in this report concerning recent market movement and future outlook are solely the opinion of Sprott at June 30, 2025 and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of June 30, 2025 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•the Fund’s future operating results

•the prospects of the Fund’s portfolio companies

•the impact of investments that the Fund has made or may make

•the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and

•the ability of the Fund’s portfolio companies to achieve their objectives.

This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Board authorized a share repurchase program, under which the Fund may purchase up to 10% of its outstanding common shares on June 7, 2025 until June 30, 2026. Any such repurchase would take place at the prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.

Quarterly Portfolio Disclosure

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. The Fund’s holdings are also available on the Fund’s website (www.sprottfocustrust.com).

21 | June 30, 2025

Sprott Focus Trust

Notes to Performance and Other Important Information (Unaudited)

Distribution Information – As of June 30, 2025

The Fund’s managed distribution policy (“MDP”) is described at the beginning of this Report in the section titled “Managed Distribution Policy.” Under the MDP, the Fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to reach the level of distributions called for under the MDP, the Fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The Fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

The 19(a) Notices containing the Fund’s most current distribution information as of June 30, 2025 (as required by certain exempted regulatory relief the Fund has received) are set forth in the Appendix to this Report.

Shareholders may participate in the Fund’s Dividend Reinvestment Plan. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash. A shareholder may terminate his or her participation in the Fund’s distribution reinvestment plan by contacting his or her broker.

22 | June 30, 2025

Sprott Focus Trust

Board Review and Approval of Investment Advisory and Agreement (Unaudited)

Board Approval of Investment Advisory Agreement for Sprott Focus Trust, Inc.

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 6, 2025, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interest of the Fund and its stockholders for the Board to approve the Amended Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Sprott Asset Management USA, Inc. (the “Adviser”).

In connection with the Board’s review of the Agreement, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Independent Directors”) requested, and the Adviser provided the Board with, information about a variety of matters, including, without limitation, the following information:

•nature, extent and quality of services to be provided by the Adviser, including background information on the qualifications and experience of key professionals of the Adviser personnel that provide services to the Fund;

•investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;

•fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;

•costs of the services provided, and profits realized by the Adviser; and

•any economies of scale.

In connection with the Board’s review of the Agreement, the Independent Directors considered the matters set forth above along with the following information:

•Whitney George’s long portfolio management tenure with the Fund and its historical investment performance;

•Mr. George’s significant ownership and, thus, stake in the Fund; and

•the Adviser’s experience in managing registered investment companies, private investment vehicles and separately managed accounts.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contract; the fiduciary duty of investment adviser with respect to advisory agreement and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreement. To assist the Board in its evaluation of the Agreement, the Independent Directors received materials in advance of the Board meeting from the Adviser. The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses in comparison with the same information for other registered investment companies objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary methodology (the Peer Group). The Board was provided with a detailed description of the proprietary methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Independent Directors also met with Mr. George. The Board applied its business judgment to determine whether the arrangement by and between the Fund and the Adviser are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided

The Board reviewed materials provided by the Adviser related to the proposed approval of the Advisory Agreement. The Board noted that the Adviser provides investment management services on a discretionary basis to its clients, which include individuals and institutions with separately managed accounts. The Board further noted that the Adviser was founded in 2005 and owned by Sprott U.S. Holdings, Inc., a wholly-owned subsidiary of Sprott, Inc., a publicly traded company. The Board reviewed the credentials of the key investment personnel that would be responsible for servicing the Fund, noting that each had considerable experience in the asset management industry. The Board also considered the significant experience and background of senior management of the Adviser. The Board discussed the services that are provided to the Fund, which include portfolio management, research, compliance and analysis, and certain related administrative services. Additionally, the Board received satisfactory responses from the representatives of the Adviser with respect to whether the Adviser was involved in any lawsuits or pending regulatory actions. The Board reviewed the best-execution practices of the Adviser and discussed the various factors considered by the Adviser when selecting brokers. The Board concluded that based on the responses in this questionnaire and questions at the meeting, and their experience with the Adviser, they could expect the Adviser to continue to provide high quality service to the Fund and its shareholders.

23 | June 30, 2025

Sprott Focus Trust

Board Review and Approval of Investment Advisory and Agreement (Unaudited)

Investment Performance

The Board observed that the Fund outperformed the peer group and Morningstar category median, for the 3-year, 5-year and since inception while underperforming in the 1-year time period. The Board further noted that the Fund underperformed its benchmark index for the 1-year, 3-year 5-year and since inception time periods. The Board considered the Adviser’s explanations noting the subpar return over the last year on an absolute basis, in part due to stickier inflation and a delayed cut in interest rates. The Board noted the Fund’s relatively strong performance over longer periods including since inception. After further discussion, the Board concluded that the Adviser had the potential to continue to provide reasonable returns for the Fund.

Fees and Expenses

The Board noted that the Fund’s advisory fee of 1.00% was on par with the peer group and Morningstar category medians, but slightly below the averages. The Board reviewed the Fund’s net expense ratio of 1.13% and acknowledged it was below the peer group and Morningstar category averages and medians. After further discussion, the Board concluded that the advisory fee for the Fund was not unreasonable.

Profitability

The Board reviewed the profitability analysis provided by the Adviser and noted that the Adviser realized a profit in managing the Fund. The Board acknowledged the effort required to maintain and manage the Fund’s complex investment program and determined the Adviser’s profitability was not excessive.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund remain too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Board concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

24 | June 30, 2025

Sprott Focus Trust

APPENDIX (unaudited)

2025 19(a) Notices

The 19(a) Notices set forth in this Appendix may be found at https://sprott.com/investment-strategies/managed-equities/focus-trust/#secDistributions.

SPROTT FOCUS TRUST, INC.

Sprott Asset Management USA, Inc
Suite 230, 320 Post Road
Darien, Connecticut
USA 06820
Tel: (855) 943-8099
Tel: (203) 636-0977

Notification of Sources of Distributions
Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND)
CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the "Fund" or "FUND"). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on March 28, 2025 to stockholders of record at the close of business on March 14, 2025 (ex-dividend on March 14, 2025). The price of shares issued for reinvestment will be determined on March 21, 2025.

	Distribution Per Share
FUND	$0.1305

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund's listing Exchange or the net asset value ("NAV") per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund's estimated sources of the distribution to be paid on March 28, 2025 and for 2025 year-to-date are as follows:

Estimated Allocations as of February 28, 2025

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.1305	$ 0.0390 (29.89%)	$ 0.0000 (0.00%)	$ 0.000 (0.00%)	$ 0.0915 (70.11%)

Estimated Allocations for 2025 through February 28, 2025

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.1305	$ 0.0390 (29.89%)	$ 0.0000 (0.00%)	$ 0.000 (0.00%)	$ 0.0915 (70.11%)

You should not draw any conclusions about the Fund's investment performance from the amount of the current distribution or from the terms of the Fund's Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and August be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 02/28/2025)[1]	Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 02/28/2025)[2]	Cumulative Total Return (in relation to NAV for the Fiscal Year through 02/28/2025)[3]	Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 02/28/2025)[4]
FUND	11.57%	1.53%	1.79%	1.53%

[1] **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended February 28, 2025. Annual NAV Total Return is the percentage change in the Fund's NAV over a year, assuming reinvestment of distributions paid.**

[2] **The Annualized Current Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Fund's NAV as of February 28, 2025.**

[3] **Cumulative Total Return is the percentage change in the Fund's NAV from December 31, 2024 to February 28, 2025, assuming reinvestment of distributions paid.**

[4] **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2025 to February 28, 2025), as a percentage of the Fund's NAV as of February 28, 2025.**

SPROTT FOCUS TRUST, INC.

Sprott Asset Management USA, Inc
Suite 230, 320 Post Road
Darien, Connecticut
USA 06820
Tel: (855) 943-8099
Tel: (203) 636-0977

Notification of Sources of Distributions
Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND)
CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the "Fund" or "FUND"). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on June 30, 2025 to stockholders of record at the close of business on June 13, 2025 (ex-dividend on June 13, 2025). The price of shares issued for reinvestment will be determined on June 23, 2025.

	Distribution Per Share
FUND	$0.1280

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund's listing Exchange or the net asset value ("NAV") per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund's estimated sources of the distribution to be paid on June 30, 2025 and for 2025 year-to-date are as follows:

Estimated Allocations as of May 31, 2025

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.1280	$ 0.0491 (38.36%)	$ 0.0021 (1.64%)	$ 0.0768 (60.00%)	$ 0.0000 (0.00%)

Estimated Allocations for 2025 through May 31, 2025

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.2585	$ 0.0881 (34.08%)	$ 0.0021 (0.81%)	$ 0.1464 (56.65%)	$ 0.0219 (8.46%)

You should not draw any conclusions about the Fund's investment performance from the amount of the current distribution or from the terms of the Fund's Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 05/31/2025)[1]	Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 05/31/2025)[2]	Cumulative Total Return (in relation to NAV for the Fiscal Year through 05/31/2025)[3]	Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 05/31/2025)[4]
FUND	11.85%	1.58%	-1.38%	3.19%

[1] **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended May 31, 2025. Annual NAV Total Return is the percentage change in the Fund's NAV over a year, assuming reinvestment of distributions paid.**

[2] **The Annualized Current Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Fund's NAV as of May 31, 2025.**

[3] **Cumulative Total Return is the percentage change in the Fund's NAV from December 31, 2024 to May 31, 2025, assuming reinvestment of distributions paid.**

[4] **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2025 to May 31, 2025), as a percentage of the Fund's NAV as of May 31, 2025.**

www.sprott.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to this filing on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing on Form N-CSR.

Item 6. Investments.

(a)	The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-Ended Management Investment Companies.

(a)	Not applicable for closed-end investment companies.

(b)	Not applicable for closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Other of Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included as part of the material filed under Item 1 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable to this filing on Form N-CSR.

(a)(2) Not applicable to this filing on Form N-CSR.

(a)(3) Not applicable to this filing on Form N-CSR.

(a)(4) Not applicable to this filing on Form N-CSR.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period – as indicated by Trade Date.[1,2,3]	(a) Total Number of Shares (or Units) Purchased[2]	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs[4]
Month #1 January 01 to January 31, 2025	213,449	7.5694	213,449	See note 4 below.
Month #2 February 01 to February 28, 2025	147,318	7.6638	147,318	See note 4 below.
Month #3 March 01 to March 31, 2025	123,897	7.4347	123,897	See note 4 below.
Month #4 April 01 to April 30, 2025	200,404	6.9887	200,404	See note 4 below.
Month #5 May 01 to May 31, 2025	191,897	7.2058	191,897	See note 4 below.
Month #6 June 01 to June 30, 2025	109,157	7.4381	109,157	See note 4 below.
Total	986,122		986,122	See note 4 below.

1. The share repurchase program was announced on November 20, 2020.

2. The expiration date of the program was initially December 31, 2021. The Board authorized an additional repurchase of shares for Sprott Focus Trust on June 7, 2025 until June 30, 2026. The number of shares approved under the repurchase program is 2,948,016. The Board has reauthorized additional purchases each June from 2021 to 2025.

3. No plans have expired during the period.

4. The number of shares to be repurchased by the Registrant is limited to 10% of the then outstanding shares.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a) (1)	Not applicable.

(2) Not applicable to this filing on Form N-CSR.

(3) Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes – Oxley Act of 2002. Filed herewith.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FUNDS TRUST

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President (Principal Executive Officer)

Date:	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President (Principal Executive Officer)

Date:	September 5, 2025

By:	/s/ Varinder Bhathal
Varinder Bhathal, Treasurer (Principal Financial Officer)

Date:	September 5, 2025